Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Commission

Date of Report (Date of earliest event reported): March 31, 2003.

USURF America, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-15383	72-1482416
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6005 Delmonico Drive, Suite 140, Colorado Springs, Colorado 80919
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (719) 260-6455

3333 S. Bannock Street, Suite 790, Englewood, Colorado 80110
(Former name or former address, if changed since last report)

Form 8-K
USURF America, Inc.

Item 5. Other Events and Regulation FD Disclosure
Change of Principal Office

Effective April 1, 2003, we changed our principal office. The address of our new principal office is: 6005 Delmonico Drive, Suite 140, Colorado Springs, Colorado 80919. Our telephone number is (719) 260-6455.

Item 6. Resignations of Registrant’s Directors

On March 31, 2003, the Board of Directors of USURF America, Inc., a Nevada corporation, accepted the resignation of Waddell D. Loflin as one of our directors. Mr. Loflin’s resignation was effective March 31, 2003. In his resignation, Mr. Loflin made no reference to any disagreement with us on any matter relating to our operations, policies or practices and we are not aware of any such disagreements. A copy of Mr. Loflin’s letter of resignation which was sent to our Board of Directors is attached hereto as Exhibit 17.

Item 7. Financial Statements and Exhibits
(a)	Exhibits:
Exhibit No.	Description
17	Letter of Resignation of Waddell D. Loflin, dated March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 2, 2003.	USURF AMERICA, INC.

By:	/s/ DOUGLAS O. MCKINNON
Douglas O. McKinnon President and CEO

EXHIBIT INDEX
Exhibit No.	Description
17	Letter of Resignation of Waddell D. Loflin, dated March 31, 2003.